SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2010

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants.

Dismissal of Certifying Accountants

On March 11, 2010, the Audit  Committee of the Board of Directors of NeoStem, Inc., a Delaware corporation (the "Company"), determined that Holtz Rubenstein Reminick LLP ("Holtz Rubenstein Reminick") will not be appointed as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2010.  Accordingly, Holtz Rubenstein Reminick's current engagement as the Company's independent registered public accounting firm will end after the completion by Holtz Rubenstein Reminick of its audit of the Company's financial statements for the fiscal year ended December 31, 2009 and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  Following completion of Holtz Rubenstein Reminick’s engagement, the Company will file an amendment to this Current Report on Form 8-K with the specific date such engagement is completed and an update to the disclosures required by Item 304(a) of Regulation S-K ("Regulation S-K") promulgated by the Securities and Exchange Commission (the "SEC") through that date.

Holtz Rubenstein Reminick's report on the Company’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through March 11, 2010, the Company had no disagreements with Holtz Rubenstein Reminick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holtz Rubenstein Reminick, would have caused it to make reference to the subject matter of the disagreements in its reports for such years.  During the fiscal years ended December 31, 2008 and December 31, 2007, and the subsequent interim period through March 11, 2010, there were no “reportable events,” as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided Holtz Rubenstein Reminick with a copy of this Current Report on Form 8-K and requested that Holtz Rubenstein Reminick furnish the Company with a letter addressed to the SEC, stating whether it agrees with the statements made herein and if not, stating the respects in which it does not agree.  A letter addressed to the SEC from Holtz Rubenstein Reminick stating that it agrees with the statements made herein is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Certifying Accountants

On March 11, 2010, upon the recommendation and approval by the Audit Committee of the Board of Directors of the Company, Deloitte & Touche LLP ("Deloitte & Touche") was engaged to serve as the Company's independent registered  public  accounting firm for the fiscal year ending December 31, 2010.  During the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and the subsequent interim period through March 11, 2010, the Company did not consult with Deloitte & Touche regarding either of the following: (1) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Deloitte & Touche did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2)  any matter that was either subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter, dated March 15, 2010, from Holtz Rubenstein Reminick LLP to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  March 15, 2010